Non-current receivables	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
Non-current receivables	Non-current receivables

(in thousands of USD)	December 31, 2023	December 31, 2022
Shareholders loans to joint ventures	2	24
Derivatives	—	18,091
Other non-current receivables	1,622	13,855
Lease receivables	1,263	2,854
Investment	1	1
Total non-current receivables	2,888	34,825

The decrease in derivatives in 2023 compared to December 31, 2022 relates to the unwinding of the Interest Rate Swaps in connection with the Global refinancing (see Note 17).

The decrease in other non-current receivables mainly relates to the issuance of a bank guarantee for the amount of $12.3 million through a cash deposit in the context of the enforcement proceedings lodged by Unicredit on January 15, 2021. The claim was waived by the Court in December, 2023 and the cash deposit has been recovered (see Note 22).

The lease receivables relate to the subleases of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc.).

The maturity date of the non-current receivables is as follows:

(in thousands of USD)	December 31, 2023	December 31, 2022
Receivable:
Within two years	2,764	1,591
Between two and three years	—	16,101
Between three and four years	—	—
Between four and five years	—	3,663
More than five years	124	13,470
Total non-current receivables	2,888	34,825
Trade and other receivables - current

(in thousands of USD)	December 31, 2023	December 31, 2022
Receivable from contracts with customers	88,544	106,972
Receivable from contracts with customers - TI Pool	169,339	193,945
Accrued income	13,706	11,421
Accrued interest	1,352	2,329
Deferred charges	17,601	20,388
Deferred fulfillment costs	2,278	1,587
Other receivables	11,414	12,578
Lease receivables	1,591	1,699
Derivatives	1,286	15,870
Total trade and other receivables	307,111	366,789

The decrease in receivables from contracts with customers mainly relates to a decrease in market freight rates at year-end 2023 compared to the fourth quarter of 2022.

The decrease in receivables from contracts with customers - TI Pool relates to income to be received by the Group from the Tankers International Pool. These amounts decreased in 2023 mainly due to decreased market freight rates end of 2023 compared to December 31, 2022 and a decrease in number of vessels in the pool in connection with the sale to Frontline.

Fulfillment costs represent primarily bunker costs incurred between the date on which the contract of a spot voyage charter was concluded and the next load port. These expenses are deferred according to IFRS 15 Revenue from Contracts with Customers and are amortized on a systematic basis consistent with the pattern of transfer of service.

The lease receivables relate to the sublease of office space to third parties regarding the leased offices of Euronav UK and Euronav MI II Inc. (formerly Gener8 Maritime Inc.).

The decrease in derivatives as of December 31, 2023 relates to the unwinding of the Interest Rate Swaps in connection with the Global Refinancing (see Note 17).

For currency and credit risk, we refer to Note 20.